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                                                       Registration No. 33-89848
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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ____________




                       UNITED OF OMAHA SEPARATE ACCOUNT C

                                       OF

                     UNITED OF OMAHA LIFE INSURANCE COMPANY




                                    EXHIBITS



                                       TO

                     THE REGISTRATION STATEMENT ON FORM N-4

                                      under

           THE SECURITIES ACT OF 1933, Post-Effective Amendment No. 18

                                       and

              THE INVESTMENT COMPANY ACT OF 1940, Amendment No. 51






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                                 April 28, 2006

                                  EXHIBIT INDEX

Exhibit No.         Description of Exhibit

(9)                 Opinion and Consent of Counsel.

(10)                Consent of Independent Auditors.

(14)                Powers of Attorney

Exhibit (9):        Opinion and Consent of Counsel.


                                          UNITED OF OMAHA LIFE INSURANCE COMPANY
                                          Mutual of Omaha Plaza, 3-Law
                                          Omaha, Nebraska 68175-1008
April 28, 2006

United of Omaha Life Insurance Company
Mutual of Omaha Plaza
Omaha, NE 68175-1008

To Whom It May Concern:

With reference to Post-Effective Amendment Number 18 for Registration Number 33-89848 on Form N-4 filed by United of Omaha Life Insurance Company and United of Omaha Separate Account C with the Securities and Exchange Commission covering variable annuity contracts (the "Amendment"), I have examined such documents and such laws as I considered necessary and appropriate, and on the basis of such examination, it is my opinion that:

1. United of Omaha Life Insurance Company is duly organized and validly existing under the laws of the State of Nebraska and has been duly authorized to issue variable annuity contracts by the Department of Insurance of the State of Nebraska.

2. United of Omaha Separate Account C is a duly authorized and existing separate account established pursuant to the provisions of Sections 44-402.01 and 44-2221 of the Revised Statutes of the State of Nebraska.

3. The variable annuity contracts, when issued as contemplated by the Form N-4 Registration Statement, will constitute legal, validly issued and binding obligations of United of Omaha Life Insurance Company.

4. The Amendment does not contain disclosures that would render it ineligible to become effective under paragraph (b) of Rule 485 under the Securities Act of 1933.

I hereby consent to the filing of this opinion as an exhibit to Post-Effective Amendment Number 18 to the Form N-4 Registration Statement and to the use of my name under the caption "Legal Proceedings" in the Prospectus contained in the Registration Statement.

Sincerely,

/s/ Thomas J. McCusker
General Counsel
United of Omaha Life Insurance Company